UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Carrier Global Corporation
(Name of the Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARRIER GLOBAL CORPORATION
13995 PASTEUR BOULEVARD
PALM BEACH GARDENS, FL 33418

D69307-P64615

Your **Vote** Counts!

CARRIER GLOBAL CORPORATION

2022 Annual Meeting
Vote by April 13, 2022
11:59 PM ET

You invested in CARRIER GLOBAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareowner meeting to be held on April 14, 2022.

Get informed before you vote
View the Notice of 2022 Annual Meeting of Shareowners and Proxy Statement, and the 2021 Annual Report online OR, prior to March 31, 2022, you can request to receive a free paper or email copy of the materials. If you would like to request a copy of the materials for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors
Nominees:
1a. Jean-Pierre Garnier	For
1b. David Gitlin	For
1c. John J. Greisch	For
1d. Charles M. Holley, Jr.	For
1e. Michael M. McNamara	For
1f. Michael A. Todman	For
1g. Virginia M. Wilson	For
1h. Beth A. Wozniak	For
2. Advisory Vote to Approve Named Executive Officer Compensation.	For
3. Ratify Appointment of PricewaterhouseCoopers LLP to Serve as Independent Auditor for 2022.	For

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D6532-P6415